UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-21633

Cohen & Steers Dividend Majors Fund, Inc.
(Exact name of registrant as specified in charter)

280 Park Avenue, New York, NY			10017
(Address of principal executive offices)			(Zip code)

Adam M. Derechin Cohen & Steers Capital Management, Inc. 280 Park Avenue New York, New York 10017
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(212) 832-3232

Date of fiscal year end:	December 31

Date of reporting period:	June 30, 2010

Item 1. Reports to Stockholders.

COHEN & STEERS DIVIDEND MAJORS FUND, INC.

To Our Shareholders:

We would like to share with you our report for the six months ended June 30, 2010. The net asset value (NAV) at that date was $11.88 per common share. The Fund's common stock is traded on the New York Stock Exchange (NYSE) and its share price can differ from its NAV; at period end, the Fund's closing price on the NYSE was $9.91.

The total returns, including income, for the Fund and its comparative benchmarks were:

Six Months Ended June 30, 2010
Dividend Majors Fund at Market Value[a]	–2.92%
Dividend Majors Fund at NAV[a]	–3.09%
S&P 500 Index[b]	–6.65%
Blended benchmark—50% S&P 500 Index/50% FTSE NAREIT Equity REIT Index[b]	–0.67%

The performance data quoted represent past performance. Past performance is no guarantee of future results. The investment return and the principal value of an investment will fluctuate and shares, if sold, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted.

The Fund may pay distributions in excess of its investment company taxable income and net realized capital gains. This excess would be a "return of capital" distributed from the Fund's assets. Distributions of capital decrease the Fund's total assets and, therefore, could have the effect of increasing the Fund's expense ratio. In addition, in order to make these distributions, the Fund may have to sell portfolio securities at a less than opportune time.

Investment Review

U.S. equities were subject to strong shifts in sentiment and performance in the six-month period ended June 30. Markets advanced in the first quarter, and the second quarter saw a strong start following reports that 79% of S&P 500 companies beat analysts' first-quarter estimates. But a declining outlook for growth began to surface in May, triggered by concerns surrounding European sovereign bank debt, China's efforts to reduce real estate a  As a closed-end investment company, the price of the Fund's New York Stock Exchange-traded shares will be set by market forces and at times may deviate from the NAV per share of the Fund.

b  The S&P 500 Index is an unmanaged index of common stocks that is frequently used as a general measure of stock market performance. The FTSE NAREIT Equity REIT Index is an unmanaged, market-capitalization-weighted index of all publicly traded REITs that invest predominantly in the equity ownership of real estate. The index is designed to reflect the performance of all publicly traded equity REITs as a whole.

COHEN & STEERS DIVIDEND MAJORS FUND, INC.

speculation and weak U.S. housing and employment data. Value stocks, which had risen 95% through April from their March 2009 low, retreated about 15% by the end of June.

U.S. real estate stocks provided a contrast, making gains across virtually all sectors. The group began to rise in February as fourth-quarter 2009 earnings met expectations and indicated stabilization in occupancies and rents. Although REITs gave back some ground when the risk factors cited above emerged, they still outperformed the broad U.S. equity market by a wide margin for the period.

Politics were a factor

The proposed health care legislation created uncertainty within the health care sector (which had a total return of –8.8% in the period within the S&P 500 Index). Insurance companies, generic drug manufacturers and hospitals rallied in the first quarter when the public option disappeared. In the second quarter, after the legislation passed and its impact was assessed, the sector performed in line with its defensive profile, losing ground as markets rallied and performing comparatively well when more cyclical stocks retreated.

The financial services sector (–3.7%) was also subject to government policy. It outperformed in the first quarter amid little negative news, an improving economy and reassurance from the Federal Reserve that it would keep interest rates low. But in the second quarter Goldman Sachs pulled the group down when the Securities & Exchange Commission brought civil charges against the bank. Financial institutions' volatility increased in the last weeks of the period amid concerns about regulatory reform.

The industrial sector (–0.8%) performed relatively well, offering evidence that economic growth is proceeding, if at a slow pace. Industrial companies were lifted in the first quarter by a rally in the shares of General Electric. The company slipped in the second quarter, however, and several defense companies came under pressure.

Stability was valued

The consumer discretionary sector (–1.6%) rallied in the first quarter along with the overall market. More volatile names, such as Macy's, Sears and Ford, were later driven down by cautious consumers. Companies considered more stable, such as McDonald's and Ross, an off-price department store chain, held up better.

Other sectors more acutely felt the repercussions of Europe's sovereign debt crisis and China's efforts to diffuse real estate speculation. This was particularly true for materials (–12.9%) and energy (–12.2%) companies.

REITs prospered

Against this backdrop, REITs (which had a total return of (+5.6%) as measured by the FTSE NAREIT Equity REIT Index) were exceptionally strong performers. The apartment sector (+16.3%)c benefited from improved pricing power due to growth in employment that encouraged household formation. The hotel sector (+10.8%) saw revenue per available room begin to grow again, signaling that an economic recovery may be at hand.

c  Sector returns as measured by the FTSE NAREIT Equity REIT Index.

COHEN & STEERS DIVIDEND MAJORS FUND, INC.

Regional malls (+6.0%) also outperformed, as discretionary consumer spending recovered strongly in the first quarter. Shopping centers (+3.2%), which tend to have stable anchor tenants such as grocery stores, lagged in the cyclical recovery.

The office sector (+0.8%) had mixed performance. Offices in major city centers have seen a trough in occupancies, and in some cases have started to raise rents. Companies in suburban markets, on the other hand, generally struggled with a lack of demand. The industrial sector (–13.8%) was the only real estate sector to end the period in negative territory. ProLogis, the largest weight in the sector, suffered from declining rents and concerns over its exposure to Europe.

Acquisition activity picked up

There was an increase in earnings-accretive acquisition announcements, a development we have been expecting. Ventas, a REIT that operates senior housing and health care properties, acquired a portfolio of 95 office buildings and ambulatory facilities at a price between $300 million and $400 million. The transaction gave Ventas a 100% interest in some of the properties and joint venture interests in the others, which could result in significant value creation.

Fund performance

The Fund had a negative total return and underperformed its blended benchmark. Factors that detracted from relative performance included our stock selection and overweight in the health care and financial services sectors. Within health care, our out-of-index allocation to Brookdale Senior Living, which is a REIT, hindered performance. Unlike more traditional net lease health care companies, Brookdale's fundamentals are heavily dependent on a healthy economy—specifically, strong employment and a stable housing market, both of which slowed in the period. The facility was also affected by a large equity offering by existing shareholders.

The Fund had significant holdings in the large banks with greater exposure to capital markets, which sold off more than the sector as a whole, as they were expected to be most affected when the regulatory reform bill becomes law. Among energy companies, the Fund owned Transocean Ltd., the owner of the Deepwater Horizon rig that drilled BP's Macondo well in the Gulf of Mexico; it was a significant factor in our underperformance. The Fund's overweight in ProLogis, an industrial REIT, also hindered performance. Nevertheless, we believe the company is attractively valued and will continue to see positive momentum in Europe, where its build-to-suit activity is strong.

Factors that boosted performance included stock selection within the consumer discretionary sector, particularly our large overweight in Ross Stores. Stock selection within the shopping center, office and self storage sectors aided performance. Our overweight in Developers Diversified Realty, a shopping center REIT, was beneficial, as the company rallied when it took steps to strengthen its balance sheet, including an equity offering. The Fund limited its REIT office holdings to companies that are concentrated in large cities; they substantially outperformed

COHEN & STEERS DIVIDEND MAJORS FUND, INC.

the office sector. An overweight in hotels benefited the Fund's performance, although stock selection in that category was detrimental.

Investment Outlook

While there are structural headwinds to economic growth, we believe a double-dip recession is unlikely. The recovery is indeed fragile, and an external shock could send the U.S. economy into a zero or negative-growth environment. But the Federal Reserve's commitment to maintaining low interest rates, against a backdrop of barely palpable inflation, is likely to keep the economy moving forward, however slowly.

Overall, we find many large cap companies in good financial health, with substantial cash on their balance sheets. Although cautious about expanding their business, many have indicated that they plan to increase capital spending this year, which supports our thesis of a gradual economic recovery. Combined with what we believe will be low single-digit U.S. gross domestic product growth in 2010, the onset of the acquisition and fundamental-recovery stages for REITs should be a positive long-term development.

In this low-growth environment, the strongest returns will be generated by companies that can improve their margins in the face of fairly sluggish revenue growth. We favor consumer staples companies, which benefit from consistent earnings, and the technology sector, which allows us to participate in the recovery and maintain our high-quality bias. Although, we have modest expectations for equity total returns in 2010, they may compare favorably with those that are available from bonds.

COHEN & STEERS DIVIDEND MAJORS FUND, INC.

Sincerely,

MARTIN COHEN	ROBERT H. STEERS

Co-chairman	Co-chairman

JOSEPH M. HARVEY	RICHARD E. HELM

Portfolio Manager	Portfolio Manager

  WILLIAM F. SCAPELL

  Portfolio Manager

The views and opinions in the preceding commentary are subject to change. There is no guarantee that any market forecast set forth in the commentary will be realized. This material represents an assessment of the market environment at a specific point in time, should not be relied upon as investment advice and is not intended to predict or depict performance of any investment.

Visit Cohen & Steers online at cohenandsteers.com

For more information about any of our funds, visit cohenandsteers.com, where you will find daily net asset values, fund fact sheets and portfolio highlights. You can also access newsletters, education tools and market updates covering the global real estate, listed infrastructure, utilities, large cap value and preferred securities sectors.

In addition, our Web site contains comprehensive information about our firm, including our most recent press releases, profiles of our senior investment professionals and an overview of our investment approach.

COHEN & STEERS DIVIDEND MAJORS FUND, INC.

JUNE 30, 2010

Top Ten Holdings
(Unaudited)

Security	Value	% of Net Assets
Simon Property Group	$7,483,183	5.0%
Public Storage	4,070,233	2.7
ProLogis	3,424,467	2.3
Equity Residential	3,085,524	2.0
PS Business Parks	2,577,036	1.7
Boston Properties	2,532,570	1.7
Vornado Realty Trust	2,432,955	1.6
AvalonBay Communities	2,380,935	1.6
Brookdale Senior Living	2,312,130	1.5
Exxon Mobil Corp.	2,174,367	1.4

Sector Breakdown

(Based on Net Assets)
(Unaudited)

COHEN & STEERS DIVIDEND MAJORS FUND, INC.

SCHEDULE OF INVESTMENTS

June 30, 2010 (Unaudited)

		Number of Shares	Value
COMMON STOCK	98.7%
CONSUMER—CYCLICAL	3.9%
APPAREL	0.7%
NIKE[a]		16,000	$1,080,800
AUTO PARTS EQUIPMENT	0.4%
Genuine Parts Co.		9,500	374,775
Johnson Controls		7,000	188,090
			562,865
MEDIA	0.6%
Comcast Corp.		22,900	397,773
The Walt Disney Co.		15,200	478,800
			876,573
RETAIL	2.2%
Nordstrom		19,600	630,924
Ross Stores		18,200	969,878
Wal-Mart Stores[a]		35,700	1,716,099
			3,316,901
TOTAL CONSUMER—CYCLICAL			5,837,139
CONSUMER—NON-CYCLICAL	6.4%
AGRICULTURE	0.5%
Altria Group[a]		19,200	384,768
Monsanto Co.		7,000	323,540
			708,308
APPAREL	0.5%
VF Corp.		9,900	704,682
BEVERAGE	1.0%
PepsiCo		24,700	1,505,465
COSMETICS/PERSONAL CARE	1.0%
Procter & Gamble Co.		26,500	1,589,470
FOOD	0.5%
Kraft Foods		27,400	767,200

See accompanying notes to financial statements.

COHEN & STEERS DIVIDEND MAJORS FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2010 (Unaudited)

		Number of Shares	Value
RESTAURANT	1.0%
McDonald's Corp.[a]		22,800	$1,501,836
RETAIL	1.4%
Costco Wholesale Corp.		14,000	767,620
CVS Caremark Corp.[a]		44,100	1,293,012
			2,060,632
SPECIALTY RETAIL	0.5%
Home Depot		26,500	743,855
TOTAL CONSUMER—NON-CYCLICAL			9,581,448
ENERGY	5.5%
OIL & GAS	4.5%
Apache Corp.[a]		10,100	850,319
Chevron Corp.[a]		21,700	1,472,562
Devon Energy Corp.[a]		14,700	895,524
Exxon Mobil Corp.[a]		38,100	2,174,367
Marathon Oil Corp.		23,600	733,724
Occidental Petroleum Corp.		9,100	702,065
			6,828,561
OIL & GAS REFINING & MARKETING	0.3%
Valero Energy Corp.		21,600	388,368
OIL & GAS SERVICES	0.7%
Schlumberger Ltd.		12,900	713,886
Transocean Ltd.[b]		7,200	333,576
			1,047,462
TOTAL ENERGY			8,264,391
FINANCIAL	9.3%
BANK	3.7%
Bank of America Corp.[a]		101,500	1,458,555
Bank of New York Mellon Corp.		20,200	498,738
Banner Corp.		277,962	550,365
BB&T Corp.[a]		20,600	541,986
PNC Financial Services Group		3,500	197,750

See accompanying notes to financial statements.

COHEN & STEERS DIVIDEND MAJORS FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2010 (Unaudited)

		Number of Shares	Value
Toronto-Dominion Bank (Canada)		10,900	$706,291
US Bancorp[a]		40,000	894,000
Wells Fargo & Co.[a]		28,900	739,840
			5,587,525
CREDIT CARD	0.8%
American Express Co.[a]		10,200	404,940
Visa		10,800	764,100
			1,169,040
DIVERSIFIED FINANCIAL SERVICE	2.8%
BlackRock[a]		2,300	329,820
Citigroup[b]		203,000	763,280
Franklin Resources		3,700	318,903
Goldman Sachs Group		6,800	892,636
JPMorgan Chase & Co.[a]		41,800	1,530,298
Morgan Stanley[a]		15,800	366,718
			4,201,655
INSURANCE	2.0%
Aflac[a]		14,400	614,448
HCC Insurance Holdings		23,200	574,432
MetLife		29,400	1,110,144
Power Corp., (Canada)		29,200	699,725
			2,998,749
TOTAL FINANCIAL			13,956,969
HEALTH CARE	6.0%
HEALTH CARE PROVIDERS & SERVICES	0.5%
UnitedHealth Group		25,100	712,840
HEALTHCARE PRODUCTS	3.1%
Baxter International[a]		15,700	638,048
Becton Dickinson & Co.[a]		11,300	764,106
Covidien Ltd.		27,200	1,092,896
Johnson & Johnson[a]		22,700	1,340,662
Medtronic		26,000	943,020
			4,778,732

See accompanying notes to financial statements.

COHEN & STEERS DIVIDEND MAJORS FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2010 (Unaudited)

		Number of Shares	Value
PHARMACEUTICAL	2.4%
Abbott Laboratories		24,800	$1,160,144
Merck & Co.		33,300	1,164,501
Pfizer[a]		91,300	1,301,938
			3,626,583
TOTAL HEALTH CARE			9,118,155
INDUSTRIAL	5.2%
AEROSPACE & DEFENSE	2.7%
Boeing Co.		3,000	188,250
General Dynamics Corp.		18,400	1,077,504
L-3 Communications Holdings[a]		12,700	899,668
Lockheed Martin Corp.[a]		15,500	1,154,750
United Technologies Corp.		11,500	746,465
			4,066,637
DIVERSIFIED MANUFACTURING	1.3%
3M Co.		7,500	592,425
General Electric Co.[a]		98,500	1,420,370
			2,012,795
ENVIRONMENTAL CONTROL	0.4%
Waste Management		18,200	569,478
TRANSPORTATION	0.8%
Norfolk Southern Corp.		6,800	360,740
United Parcel Service		13,300	756,637
			1,117,377
TOTAL INDUSTRIAL			7,766,287
MATERIALS	1.3%
CHEMICALS	1.0%
Dow Chemical Co.		15,200	360,544
Ecolab		16,800	754,488
Sigma-Aldrich Corp.		7,600	378,708
			1,493,740

See accompanying notes to financial statements.

COHEN & STEERS DIVIDEND MAJORS FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2010 (Unaudited)

		Number of Shares	Value
METALS & MINING	0.3%
Freeport-McMoRan Copper & Gold		8,700	$514,431
TOTAL MATERIALS			2,008,171
REAL ESTATE	49.4%
DIVERSIFIED	4.5%
Duke Realty Corp.		98,323	1,115,966
Forest City Enterprises[b]		191,600	2,168,912
Lexington Realty Trust		171,700	1,031,917
Vornado Realty Trust		33,351	2,432,955
			6,749,750
HEALTH CARE	5.2%
Brookdale Senior Living[a,b]		154,142	2,312,130
Cogdell Spencer		106,385	719,163
Emeritus Corp.[b]		38,100	621,411
Health Care REIT		30,200	1,272,024
LTC Properties		62,600	1,519,302
Nationwide Health Properties		36,700	1,312,759
			7,756,789
HOTEL	3.8%
Chesapeake Lodging Trust[b]		57,087	903,116
Hersha Hospitality Trust		356,191	1,609,983
Hospitality Properties Trust		47,800	1,008,580
Host Hotels & Resorts		112,868	1,521,461
Strategic Hotels & Resorts[b]		146,241	641,998
			5,685,138
INDUSTRIAL	2.7%
EastGroup Properties		19,600	697,368
ProLogis		338,052	3,424,467
			4,121,835
OFFICE	5.6%
BioMed Realty Trust		78,515	1,263,306
Boston Properties		35,500	2,532,570

See accompanying notes to financial statements.

COHEN & STEERS DIVIDEND MAJORS FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2010 (Unaudited)

		Number of Shares	Value
Brookfield Properties Corp. (Canada)		85,400	$1,199,016
Douglas Emmett		52,000	739,440
Liberty Property Trust		44,300	1,278,055
SL Green Realty Corp.		26,300	1,447,552
			8,459,939
OFFICE/INDUSTRIAL	1.7%
PS Business Parks		46,200	2,577,036
RESIDENTIAL	8.8%
APARTMENT	7.5%
Associated Estates Realty Corp.		96,203	1,245,829
AvalonBay Communities		25,500	2,380,935
BRE Properties		52,100	1,924,053
Equity Residential		74,100	3,085,524
Home Properties		16,504	743,835
UDR		100,132	1,915,525
			11,295,701
MANUFACTURED HOME	1.3%
Equity Lifestyle Properties		40,500	1,953,315
TOTAL RESIDENTIAL			13,249,016
SELF STORAGE	2.7%
Public Storage		46,300	4,070,233
SHOPPING CENTER	11.9%
COMMUNITY CENTER	4.6%
Developers Diversified Realty Corp.		148,344	1,468,606
Kimco Realty Corp.		135,675	1,823,472
Regency Centers Corp.		43,000	1,479,200
Tanger Factory Outlet Centers		19,700	815,186
Weingarten Realty Investors		70,000	1,333,500
			6,919,964
FREE STANDING	0.4%
Excel Trust[b]		58,400	700,800

See accompanying notes to financial statements.

COHEN & STEERS DIVIDEND MAJORS FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2010 (Unaudited)

		Number of Shares	Value
REGIONAL MALL	6.9%
Glimcher Realty Trust		124,700	$745,706
Macerich Co.		57,106	2,131,196
Simon Property Group		92,671	7,483,183
			10,360,085
TOTAL SHOPPING CENTER			17,980,849
SPECIALTY	2.5%
Digital Realty Trust		19,789	1,141,430
Rayonier		29,600	1,302,992
Weyerhaeuser Co.		37,000	1,302,400
			3,746,822
TOTAL REAL ESTATE			74,397,407
TECHNOLOGY	8.8%
COMPUTERS	1.6%
Hewlett-Packard Co.		21,700	939,176
International Business Machines Corp.		12,400	1,531,152
			2,470,328
INTERNET SERVICE PROVIDER	0.5%
Google[b]		1,600	711,920
IT SERVICES	0.5%
Automatic Data Processing		19,500	785,070
SEMICONDUCTORS	2.4%
Intel Corp.		86,800	1,688,260
Microchip Technology[a]		14,100	391,134
Texas Instruments		64,800	1,508,544
			3,587,938
SOFTWARE	2.4%
Microsoft Corp.[a]		75,200	1,730,352
Oracle Corp.		89,100	1,912,086
			3,642,438

See accompanying notes to financial statements.

COHEN & STEERS DIVIDEND MAJORS FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2010 (Unaudited)

		Number of Shares	Value
TELECOMMUNICATION EQUIPMENT	1.4%
Corning		44,500	$718,675
Harris Corp.		16,500	687,225
QUALCOMM		22,000	722,480
			2,128,380
TOTAL TECHNOLOGY			13,326,074
TELECOMMUNICATION SERVICES	1.2%
AT&Ta		54,400	1,315,936
Verizon Communications		20,400	571,608
			1,887,544
UTILITIES	1.7%
ELECTRIC UTILITIES	0.5%
NextEra Energy		15,500	755,780
MULTI UTILITIES	1.2%
PG&E Corp.		10,700	439,770
Sempra Energy		12,000	561,480
Wisconsin Energy Corp.		15,400	781,396
			1,782,646
TOTAL UTILITIES			2,538,426
TOTAL COMMON STOCK (Identified cost—$141,418,369)			148,682,011

See accompanying notes to financial statements.

COHEN & STEERS DIVIDEND MAJORS FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2010 (Unaudited)

		Number of Shares	Value
SHORT-TERM INVESTMENTS	1.5%
MONEY MARKET FUNDS
Federated Government Obligations Fund, 0.04%[c]		1,150,074	$1,150,074
State Street Institutional Liquid Reserves Fund, 0.21%[c]		1,150,407	1,150,407
TOTAL SHORT-TERM INVESTMENTS (Identified cost—$2,300,481)			2,300,481
TOTAL INVESTMENTS (Identified cost—$143,718,850)	100.2%		150,982,492
WRITTEN CALL OPTIONS	0.0%		(17,070)
LIABILITIES IN EXCESS OF OTHER ASSETS	(0.2)%		(295,420)
NET ASSETS (Equivalent to $11.88 per share based on 12,684,550 shares of common stock outstanding)	100.0%		$150,670,002
		Number of Contracts
WRITTEN CALL OPTIONS
S&P 500 Index, Strike Price 1,130, 7/17/10		42	$(2,520)
S&P 500 Index, Strike Price 1,125, 7/17/10		194	(14,550)
TOTAL WRITTEN CALL OPTIONS (Premiums Received—$559,021)			$(17,070)

Glossary of Portfolio Abbreviation

REIT  Real Estate Investment Trust

Note: Percentages indicated are based on the net assets of the Fund.

a  All or a portion of the security is pledged in connection with written option contracts: $15,908,716 has been pledged to brokers.

b  Non-income producing security.

c  Rate quoted represents the seven day yield of the fund.

See accompanying notes to financial statements.

COHEN & STEERS DIVIDEND MAJORS FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES

June 30, 2010 (Unaudited)

ASSETS:
Investments in securities, at value (Identified cost—$143,718,850)	$150,982,492
Cash	46,377
Foreign currency, at value (Identified cost—$6,819)	6,761
Receivable for:
Investment securities sold	511,530
Dividends and interest	307,367
Other assets	14,653
Total Assets	151,869,180
LIABILITIES:
Payable for:
Investment securities purchased	515,478
Fund shares repurchased	243,169
Dividends declared	215,360
Investment management fees	98,710
Options (Premiums received $559,021)	17,070
Administration fees	5,265
Directors' fees	687
Other liabilities	103,439
Total Liabilities	1,199,178
NET ASSETS	$150,670,002
NET ASSETS consist of:
Paid-in-capital	$205,074,920
Dividends in excess of net investment income	(2,096,899)
Accumulated net realized loss	(60,113,554)
Net unrealized appreciation	7,805,535
$150,670,002
NET ASSET VALUE PER SHARE:
($150,670,002 ÷ 12,684,550 shares outstanding)	$11.88
MARKET PRICE PER SHARE	$9.91
MARKET PRICE DISCOUNT TO NET ASSET VALUE PER SHARE	(16.58)%

See accompanying notes to financial statements.

COHEN & STEERS DIVIDEND MAJORS FUND, INC.

STATEMENT OF OPERATIONS

For the Six Months Ended June 30, 2010 (Unaudited)

Investment Income:
Dividend income (net of $6,025 of foreign withholding tax)	$1,744,482
Expenses:
Investment management fees	605,717
Administration fees	53,642
Shareholder reporting expenses	36,049
Professional fees	25,992
Custodian fees and expenses	20,991
Transfer agent fees and expenses	9,492
Directors' fees and expenses	6,802
Miscellaneous	19,465
Total Expenses	778,150
Net Investment Income	966,332
Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	8,684,026
Options	(1,552,732)
Foreign currency transactions	(2,885)
Net realized gain	7,128,409
Net change in unrealized appreciation (depreciation) on:
Investments	(14,172,767)
Options	690,067
Foreign currency translations	(122)
Net change in unrealized appreciation (depreciation)	(13,482,822)
Net realized and unrealized loss	(6,354,413)
Net Decrease in Net Assets Resulting from Operations	$(5,388,081)

See accompanying notes to financial statements.

COHEN & STEERS DIVIDEND MAJORS FUND, INC.

STATEMENT OF CHANGES IN NET ASSETS (Unaudited)

	For the Six Months Ended June 30, 2010	For the Year Ended December 31, 2009
Change in Net Assets:
From Operations:
Net investment income	$966,332	$3,350,910
Net realized gain (loss)	7,128,409	(61,478,957)
Net change in unrealized appreciation (depreciation)	(13,482,822)	75,307,604
Net increase (decrease) in net assets resulting from operations	(5,388,081)	17,179,557
Dividends and Distributions to Shareholders from:
Net investment income	(3,180,388)	(3,266,556)
Tax return of capital	—	(3,921,120)
Total dividends and distributions to shareholders	(3,180,388)	(7,187,676)
Capital Stock Transactions:
Decrease in net assets from Fund share transactions	(377,799)	—
Total increase (decrease) in net assets	(8,946,268)	9,991,881
Net Assets:
Beginning of period	159,616,270	149,624,389
End of period[a]	$150,670,002	$159,616,270

a  Includes dividends in excess of net investment income and undistributed net investment income of $2,096,899 and $117,157, respectively.

See accompanying notes to financial statements.

COHEN & STEERS DIVIDEND MAJORS FUND, INC.

FINANCIAL HIGHLIGHTS (Unaudited)

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements. It should be read in conjunction with the financial statements and notes thereto.

	For the Six	For the Year Ended December 31,				For the Period January 31, 2005[a]
	Months Ended					through
Per Share Operating Performance:	June 30, 2010	2009	2008	2007	2006	December 31, 2005
Net asset value, beginning of period	$12.55	$11.76	$19.29	$23.12	$20.21	$19.10
Income from investment operations:
Net investment income	0.08	0.26	0.54	0.53	0.49	0.43 [b]
Net realized and unrealized gain (loss)	(0.51)	1.10	(6.62)	(2.46)	4.72	1.75
Total income (loss) from investment operations	(0.43)	1.36	(6.08)	(1.93)	5.21	2.18
Less dividends and distributions to shareholders from:
Net investment income	(0.25)	(0.26)	(0.54)	(0.51)	(0.49)	(0.43)
Net realized gain	—	—	—	(0.66)	(1.31)	(0.06)
Tax return of capital	—	(0.31)	(0.93)	(0.73)	(0.50)	(0.51)
Total dividends and distributions to shareholders	(0.25)	(0.57)	(1.47)	(1.90)	(2.30)	(1.00)
Offering costs charged to paid-in capital	—	—	—	—	—	(0.04)
Dilutive effect of common share offering	—	—	—	—	—	(0.03)
Anti-dilutive effect from the purchase of common shares	0.01	—	0.02	—	—	—
Net increase (decrease) in net asset value	(0.67)	0.79	(7.53)	(3.83)	2.91	1.11
Net asset value, end of period	$11.88	$12.55	$11.76	$19.29	$23.12	$20.21
Market value, end of period	$9.91	$10.45	$9.65	$16.85	$20.60	$17.03
Total net asset value return[c]	–3.09%[d]	13.79%	–32.21%	–7.64%	28.18%	11.81%[d]
Total market value return[c]	–2.92%[d]	15.47%	–36.32%	–9.45%	35.54%	–10.03%[d]
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$150.7	$159.6	$149.6	$247.0	$296.0	$258.8
Ratio of expenses to average daily net assets	0.96%[e]	1.07%	0.97%	0.92%	0.91%	0.95%[e]
Ratio of net investment income to average daily net assets	1.20%[e]	2.49%	3.27%	2.35%	2.17%	2.38%[e]
Portfolio turnover rate	57%[d]	128%	47%	41%	33%	11%[d]

a  Commencement of operations.

b  Calculation based on average shares outstanding.

c  Total market value return is computed based upon the New York Stock Exchange market price of the Fund's shares and excludes the effects of brokerage commissions. Total net asset value return measures the changes in value over the period indicated, taking into account dividends as reinvested. Dividends and distributions, if any, are assumed for purposes of these calculations, to be reinvested at prices obtained under the Fund's dividend reinvestment plan.

d  Not annualized.

e  Annualized.

See accompanying notes to financial statements.

COHEN & STEERS DIVIDEND MAJORS FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

Note 1. Significant Accounting Policies

Cohen & Steers Dividend Majors Fund, Inc. (the Fund) was incorporated under the laws of the State of Maryland on September 13, 2004 and is registered under the Investment Company Act of 1940 as amended, as a diversified, closed-end management investment company. The Fund's investment objective is to achieve high total return.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (GAAP). The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Portfolio Valuation: Investments in securities that are listed on the New York Stock Exchange are valued, except as indicated below, at the last sale price reflected at the close of the New York Stock Exchange on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices for the day or, if no asked price is available, at the bid price. Exchange traded options are valued at their last sale price as of the close of options trading on applicable exchanges. In the absence of a last sale, options are valued at the average of the quoted bid and asked prices as of the close of business. Over-the-counter options quotations are provided by the respective counterparty.

Securities not listed on the New York Stock Exchange but listed on other domestic or foreign securities exchanges are valued in a similar manner. Securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined as reflected on the tape at the close of the exchange representing the principal market for such securities. If after the close of a foreign market, but prior to the close of business on the day the securities are being valued, market conditions change significantly, certain foreign securities may be fair valued pursuant to procedures established by the Board of Directors.

Readily marketable securities traded in the over-the-counter market, including listed securities whose primary market is believed by Cohen & Steers Capital Management, Inc. (the investment manager) to be over-the-counter, are valued at the official closing prices as reported by sources as the Board of Directors deem appropriate to reflect their fair market value. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices for the day, or if no asked price is available, at the bid price. However, certain fixed-income securities may be valued on the basis of prices provided by a pricing service when such prices are believed by the Board of Directors to reflect the fair market value of such securities.

Securities for which market prices are unavailable, or securities for which the investment manager determines that the bid and/or asked price does not reflect market value, will be valued at fair value pursuant to procedures approved by the Fund's Board of Directors. Circumstances in which market prices may be unavailable include, but are not limited to, when trading in a security is suspended, the exchange on which the security is traded is subject

COHEN & STEERS DIVIDEND MAJORS FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

to an unscheduled close or disruption or material events occur after the close of the exchange on which the security is principally traded. In these circumstances, the Fund determines fair value in a manner that fairly reflects the market value of the security on the valuation date based on consideration of any information or factors it deems appropriate. These may include, but are not limited to, recent transactions in comparable securities, information relating to the specific security and developments in the markets.

The Fund's use of fair value pricing may cause the net asset value of Fund shares to differ from the net asset value that would be calculated using market quotations. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

Short-term debt securities with a maturity date of 60 days or less are valued at amortized cost, which approximates value. Investments in open-end mutual funds are valued at their closing net asset value.

Fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. The hierarchy of inputs that are used in determining the fair value of the Fund's investments is summarized below.

•  Level 1—quoted prices in active markets for identical investments

•  Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, credit risk, etc.)

•  Level 3—significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of June 30, 2010 in valuing the Fund's investments carried at value:

	Total	Quoted Prices In Active Market for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Common Stock	$148,682,011	$148,682,011	$—	—
Money Market Funds	2,300,481	—	2,300,481	—
Total Investments	$150,982,492	$148,682,011	$2,300,481	—
Other Financial Instruments*	$(17,070)	$(17,070)	—	—

*  Other financial instruments are written option contracts.

COHEN & STEERS DIVIDEND MAJORS FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

Security Transactions and Investment Income: Security transactions are recorded on trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost. Interest income is recorded on the accrual basis. Discounts are accreted and premiums are amortized over the life of the respective securities. Dividend income is recorded on the ex-dividend date, except for certain dividends on foreign securities, which are recorded as soon as the Fund is informed after the ex-dividend date. The Fund records distributions received in excess of income from underlying investments as a reduction of cost of investments and/or an increase in realized gain. Such amounts are based on estimates if actual amounts are not available, and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Fund adjusts the estimated amounts of the components of distributions (and consequently its net investment income) as an increase to unrealized appreciation/(depreciation) and realized gain/(loss) on investments as necessary once the issuers provide information about the actual composition of the distributions.

Options: The Fund may write put or covered call options on an index or a security with the intention of earning option premiums. Option premiums may increase the Fund's realized gains and therefore may help increase distributable income. When a Fund writes (sells) an option, an amount equal to the premium received by the Fund is recorded in the Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When an option expires, the Fund realizes a gain on the option to the extent of the premiums received. Premiums received from writing options which are exercised or closed, are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option on a security is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the underlying index or security. Other risks include the possibility of an illiquid options market or the inability of the counterparties to fulfill their obligations under the contract.

Dividends and Distributions to Shareholders: Dividends from net investment income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from GAAP. Dividends from net investment income, if any, are declared and paid quarterly. Net realized capital gains, unless offset by any available capital loss carryforward, are typically distributed to shareholders at least annually. Dividends and distributions to shareholders are recorded on the ex-dividend date and are automatically reinvested in full and fractional shares of the Fund based on the net asset value per share at the close of business on the payable date unless the shareholder has elected to have them paid in cash.

Distributions paid by the Fund are subject to recharacterization for tax purposes. Based upon the results of operations for the six months ended June 30, 2010, the investment manager considers it likely that a portion of the dividends will be reclassified to return of capital upon the final determination of the Fund's taxable income for the year.

Income Taxes: It is the policy of the Fund to continue to qualify as a regulated investment company, if such qualification is in the best interest of the shareholders, by complying with the requirements of Subchapter M of the

COHEN & STEERS DIVIDEND MAJORS FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

Internal Revenue Code applicable to regulated investment companies, and by distributing substantially all of its taxable earnings to its shareholders. Accordingly, no provision for federal income or excise tax is necessary. Management has analyzed the Fund's tax positions taken on federal income tax returns as well as its tax positions in non-U.S. jurisdictions where it trades for all open tax years and has concluded that as of June 30, 2010, no provisions for income tax would be required in the Fund's financial statements. The Fund's tax positions for the tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service, state departments of revenue and by foreign tax authorities.

Note 2. Investment Management Fees, Administration Fees and Other Transactions with Affiliates

Investment Management Fees: The investment manager serves as the Fund's investment manager pursuant to an investment management agreement (the investment management agreement). Under the terms of the investment management agreement, the investment manager provides the Fund with day-to-day investment decisions and generally manages the Fund's investments in accordance with the stated policies of the Fund, subject to the supervision of the Board of Directors.

For the services under the investment management agreement, the Fund pays the investment manager an investment management fee, accrued daily and paid monthly, at an annual rate of 0.75% of the Fund's average daily net assets.

Administration Fees: The Fund has entered into an administration agreement with the investment manager under which the investment manager performs certain administrative functions for the Fund and receives a fee, accrued daily and paid monthly, at the annual rate of 0.04% of the Fund's average daily net assets. For the six months ended June 30, 2010, the Fund paid the investment manager $32,305 in fees under this administration agreement. Additionally, the Fund pays State Street Bank and Trust Company as sub-administrator under a fund accounting and administration agreement.

Directors' and Officers' Fees: Certain directors and officers of the Fund are also directors, officers, and/or employees of the investment manager. The Fund does not pay compensation to any affiliated directors and officers except for the Chief Compliance Officer, who received $1,440 from the Fund for the six months ended June 30, 2010.

Note 3. Purchases and Sales of Securities

Purchases and sales of securities, excluding short-term investments, for the six months ended June 30, 2010, totaled $90,029,354 and $91,180,884, respectively.

COHEN & STEERS DIVIDEND MAJORS FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

Transactions in options written during the six months ended June 30, 2010, were as follows:

	Number of Contracts	Premium
Options outstanding at December 31, 2009	339	$591,388
Options written	1,953	3,584,295
Options terminated in closing transactions	(2,056)	(3,616,662)
Options outstanding at June 30, 2010	236	$559,021

Note 4. Income Tax Information

As of June 30, 2010, the federal tax cost and net unrealized appreciation on securities were as follows:

Gross unrealized appreciation	$15,149,066
Gross unrealized depreciation	(7,885,424)
Net unrealized appreciation	$7,263,642
Cost for federal income tax purposes	$143,718,850

As of December 31, 2009, the Fund had a net capital loss carryforward of $66,436,776, of which $5,770,371 will expire on December 31, 2016 and $60,666,405 will expire on December 31, 2017. This carryforward may be used to offset future capital gains to the extent provided by regulations.

Note 5. Capital Stock

The Fund is authorized to issue 100 million shares of common stock at a par value of $0.001 per share.

During the six months ended June 30, 2010, and the year ended December 31, 2009, the Fund issued no shares of common stock for the reinvestment of dividends.

On December 15, 2009, the Board of Directors approved the continuation of the delegation of its authority to management to effect repurchases, pursuant to management's discretion and subject to market conditions and investment considerations, of up to 10% of the Fund's common shares outstanding ("Share Repurchase Program") through the fiscal year ended December 31, 2010. During the six months ended June 30, 2010, the Fund repurchased 37,000 Treasury shares of its common stock at an average price of $10.18 per share (including brokerage commissions) and a weighted average discount of 16.1%. These repurchases, which had a total cost of $377,798, resulted in an increase of $0.01 to the Fund's net asset value. During the year ended December 31, 2009 the Fund did not effect any purchases.

COHEN & STEERS DIVIDEND MAJORS FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

Note 6. Derivative Investments

The following table presents the value of derivatives held at June 30, 2010 and the effect of derivatives held during the six months ended June 30, 2010, along with the respective location in the financial statements. The volume of activity for written options during the six months ended June 30, 2010 is summarized in Note 3.

Statement of Assets and Liabilities
	Assets		Liabilities
Derivatives	Location	Fair Value	Location	Fair Value
Equity contracts	—	—	Payables	$17,070
Statement of Operations

Derivatives	Location	Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)
Equity contracts	Net Realized and Unrealized Gain (Loss)	$(1,552,732)	$690,067

Note 7. Other

In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is dependent on claims that may be made against the Fund in the future and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.

COHEN & STEERS DIVIDEND MAJORS FUND, INC.

PROXY RESULTS (Unaudited)

Cohen & Steers Dividend Majors Fund, Inc. shareholders voted on the following proposals at the annual meeting held on May 13, 2010. The description of each proposal and number of shares voted are as follows:

Common Shares

	Shares Voted For	Authority Withheld
To elect Directors
Martin Cohen	9,082,434.314	661,459.792
Richard J. Norman	9,101,941.463	641,952.643
Frank K. Ross	9,089,311.769	654,582.337

COHEN & STEERS DIVIDEND MAJORS FUND, INC.

AVERAGE ANNUAL TOTAL RETURNS

(periods ended June 30, 2010) (Unaudited)

Based on Net Asset Value			Based on Market Value
One Year	Five Years	Since Inception (01/31/05)	One Year	Five Years	Since Inception (01/31/05)
22.68%	–1.73%	–0.20%	20.90%	–3.26%	–4.30%

The performance data quoted represent past performance. Past performance is no guarantee of future results. The investment return will vary and the principal value of an investment will fluctuate and shares, if sold, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted.

REINVESTMENT PLAN

We urge shareholders who want to take advantage of this plan and whose shares are held in 'Street Name' to consult your broker as soon as possible to determine if you must change registration into your own name to participate.

OTHER INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 800-330-7348, (ii) on our Web site at cohenandsteers.com or (iii) on the Securities and Exchange Commission's Web site at http://www.sec.gov. In addition, the Fund's proxy voting record for the most recent 12-month period ended June 30 is available (i) without charge, upon request, by calling 800-330-7348 or (ii) on the SEC's Web site at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available (i) without charge, upon request by calling 800-330-7348, or (ii) on the SEC's Web site at http://www.sec.gov. In addition, the Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Please note that the distributions paid by the Fund to shareholders are subject to recharacterization for tax purposes. The Fund may also pay distributions in excess of the Fund's net investment company taxable income and this excess would be a tax-free return of capital distributed from the Fund's assets. To the extent this occurs, the Fund's shareholders of record will be notified of the estimated amount of capital returned to shareholders for each such distribution and this information will also be available at cohenandsteers.com. The final tax treatment of all distributions is reported to shareholders on their 1099-DIV forms, which are mailed after the close of each calendar year. Distributions of capital decrease the Fund's total assets and, therefore, could have the effect of increasing the Fund's expense ratio. In addition, in order to make these distributions, the Fund may have to sell portfolio securities at a less than opportune time.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase, from time to time, shares of its common stock in the open market.

COHEN & STEERS DIVIDEND MAJORS FUND, INC.

APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT

The Board of Directors of the Fund, including a majority of the directors who are not parties to the Fund's investment management agreement (the "Management Agreement"), or interested persons of any such party ("Independent Directors"), has the responsibility under the Investment Company Act of 1940 to approve the Fund's Management Agreement for its initial two year term and its continuation annually thereafter at a meeting of the Board of Directors called for the purpose of voting on the approval or continuation. At a meeting held in person on June 22-23, 2010, the Management Agreement was discussed and was unanimously continued for a term ending June 30, 2011 by the Fund's Board of Directors, including the Independent Directors. The Independent Directors were represented by independent counsel who assisted them in their deliberations during the meeting and executive session.

In considering whether to continue the Management Agreement, the Board of Directors reviewed materials provided by the Fund's investment manager (the "Investment Manager") and Fund counsel which included, among other things, fee, expense and performance information compared to peer funds ("Peer Funds") and performance comparisons to a larger category universe, prepared by an independent data provider; supplemental performance and summary information prepared by the Investment Manager; and a memorandum outlining the legal duties of the Board of Directors. The Board of Directors also spoke directly with representatives of the independent data provider and met with investment management personnel. In addition, the Board of Directors considered information provided from time to time by the Investment Manager throughout the year at meetings of the Board of Directors, including presentations by portfolio managers relating to the investment performance of the Fund and the investment strategies used in pursuing the Fund's objective. In particular, the Board of Directors considered the following:

(i) The nature, extent and quality of services provided by the Investment Manager: The Board of Directors reviewed the services that the Investment Manager provides to the Fund, including, but not limited to, making the day-to-day investment decisions for the Fund, and generally managing the Fund's investments in accordance with the stated policies of the Fund. The Board of Directors also discussed with officers and portfolio managers of the Fund the types of transactions that were being done on behalf of the Fund. Additionally, the Board of Directors took into account the services provided by the Investment Manager to its other funds, including those that have investment objectives and strategies similar to the Fund. The Board of Directors next considered the education, background and experience of the Investment Manager's personnel, noting particularly that the favorable history and reputation of the portfolio managers for the Fund has had, and would likely continue to have, a favorable impact on the Fund. The Board of Directors further noted the Investment Manager's ability to attract qualified and experienced personnel. After consideration of the above factors, among others, the Board of Directors concluded that the nature, extent and quality of services provided by the Investment Manager are adequate and appropriate.

(ii) Investment performance of the Fund and the Investment Manager: The Board of Directors considered the investment performance of the Fund compared to Peer Funds and compared to a relevant blended benchmark. The Board of Directors considered that the Fund outperformed the medians of the Peer Funds for the one- and

COHEN & STEERS DIVIDEND MAJORS FUND, INC.

five-year periods ended March 31, 2010, and underperformed the medians for the year-to-date and three-year periods. The Board of Directors also noted that the Fund underperformed its blended benchmark for the year-to-date, one- three- and five-year periods ended March 31, 2010. The Board of Directors engaged in discussions with the Investment Manager regarding the contributors and detractors to the Fund's performance during the periods. The Board of Directors considered that, effective April 1, 2009, the Fund replaced its quantitative screening methodology used to select dividend yielding stocks with an actively managed large cap dividend value strategy and that following this change the Fund's performance improved. The Board of Directors noted that the Fund's investment mix of REITs (25% minimum investment) and dividend paying stocks is unique to the Peer Fund group, making performance comparisons difficult. The Board of Directors also considered supplemental information provided by the Investment Manager, including a narrative summary of various factors affecting performance, and the Investment Manager's performance in managing other funds that invest in real estate, large cap and dividend yielding securities. The Board of Directors determined to closely monitor the Fund's performance and requested that the Investment Manager provide updates for this purpose.

(iii) Cost of the services provided and profits realized by the Investment Manager from the relationship with the Fund: Next, the Board of Directors considered the management fees and administrative fees payable by the Fund, as well as total expense ratios. As part of its analysis, the Board of Directors gave consideration to the fee and expense analyses provided by the independent data provider. The Board of Directors considered the Fund's actual and contractual management fees, and the Fund's net expense ratios compared to the medians of the Peer Funds, and noted that the Fund was lower than the medians of the Peer Funds across all categories. The Board of Directors then considered the administrative services provided by the Investment Manager, including compliance and accounting services, and further noted that the Fund pays an administration fee to the Investment Manager. The Board of Directors concluded that, in light of market conditions, the Fund's current expense structure is satisfactory.

The Board of Directors also reviewed information regarding the profitability to the Investment Manager of its relationship with the Fund. The Board of Directors considered the level of the Investment Manager's profits and whether the profits were reasonable for the Investment Manager. The Board of Directors took into consideration other benefits to be derived by the Investment Manager in connection with the Management Agreement, noting particularly the research and related services, within the meaning of Section 28(e) of the Securities Exchange Act of 1934, as amended, that the Investment Manager receives by allocating the Fund's brokerage transactions. The Board of Directors also considered the fees received by the Investment Manager under the Administration Agreement, and noted the significant services received, such as compliance, accounting and operational services and furnishing office space and facilities for the Fund, and providing persons satisfactory to the Board of Directors to serve as officers of the Fund, and that these services were beneficial to the Fund. The Board of Directors concluded that the profits realized by the Investment Manager from its relationship with the Fund were reasonable and consistent with fiduciary duties.

COHEN & STEERS DIVIDEND MAJORS FUND, INC.

(iv) The extent to which economies of scale would be realized as the Fund grows and whether fee levels would reflect such economies of scale: The Board of Directors noted that as a closed-end fund, the Fund would not be expected to have inflows of capital that might produce increasing economies of scale. The directors determined that, given the Fund's closed-end structure, there were no significant economies of scale that were not being shared with shareholders.

(v) Comparison of services rendered and fees paid to those under other investment management contracts, such as contracts of the same and other investment managers or other clients: As discussed above in (iii), the Board of Directors compared the fees paid under the Management Agreements to those under other investment management contracts of other investment advisers managing Peer Funds. The Board of Directors also considered the services rendered, fees paid and profitability under the Management Agreements to the Investment Manager's other management agreements and advisory contracts with institutional and other clients with similar investment mandates, including subadvised mutual funds and proprietary funds. The Board of Directors also considered the entrepreneurial risk and financial exposure assumed by the Investment Manager in developing and managing the Fund that the Investment Manager does not have with institutional and other clients. The Board of Directors determined that on a comparative basis the fees under the Management Agreement were reasonable in relation to the services provided.

No single factor was cited as determinative to the decision of the Board of Directors. Rather, after weighing all of the considerations and conclusions discussed above, the Board of Directors, including the Independent Directors, unanimously approved the continuation of the Management Agreement.

COHEN & STEERS DIVIDEND MAJORS FUND, INC.

Meet the Cohen & Steers family of open-end funds:

COHEN & STEERS
GLOBAL REALTY SHARES

  •  Designed for investors seeking total return, investing primarily in global real estate equity securities

  •  Symbols: CSFAX, CSFBX*, CSFCX, CSSPX

COHEN & STEERS
INSTITUTIONAL GLOBAL REALTY SHARES

  •  Designed for institutional investors seeking total return, investing primarily in global real estate securities

  •  Symbol: GRSIX

COHEN & STEERS
REALTY SHARES

  •  Designed for investors seeking total return, investing primarily in REITs

  •  Symbol: CSRSX

COHEN & STEERS
INSTITUTIONAL REALTY SHARES

  •  Designed for institutional investors seeking total return, investing primarily in REITs

  •  Symbol: CSRIX

COHEN & STEERS
REALTY INCOME FUND

  •  Designed for investors seeking maximum total return, investing primarily in real estate securities with an emphasis on both income and capital appreciation

  •  Symbols: CSEIX, CSBIX*, CSCIX, CSDIX

COHEN & STEERS
INTERNATIONAL REALTY FUND

  •  Designed for investors seeking total return, investing primarily in international real estate securities

  •  Symbols: IRFAX, IRFCX, IRFIX

COHEN & STEERS
ASIA PACIFIC REALTY SHARES

  •  Designed for investors seeking total return, investing primarily in real estate securities located in the Asia Pacific region

  •  Symbols: APFAX, APFCX, APFIX

COHEN & STEERS
GLOBAL INFRASTRUCTURE FUND

  •  Designed for investors seeking total return, investing primarily in global infrastructure securities

  •  Symbols: CSUAX, CSUBX*, CSUCX, CSUIX

COHEN & STEERS
DIVIDEND VALUE FUND

  •  Designed for investors seeking high current income and long-term growth of income and capital appreciation, investing primarily in dividend paying common stocks and preferred stocks

  •  Symbols: DVFAX, DVFCX, DVFIX

COHEN & STEERS
PREFERRED SECURITIES AND INCOME FUND

  •  Designed for investors seeking total return and high current income and capital appreciation, investing primarily in preferred and debt securities

  •  Symbols: CPXAX, CPXCX, CPXIX

  *  Class B shares are no longer offered except through dividend reinvestment and permitted exchanges by existing Class B shareholders.

Please consider the investment objectives, risks, charges and expenses of the fund carefully before investing. A prospectus containing this and other information can be obtained by calling 800-330-7348 or by visiting cohenandsteers.com. Please read the prospectus carefully before investing.

Cohen & Steers Securities, LLC, Distributor

COHEN & STEERS DIVIDEND MAJORS FUND, INC.

OFFICERS AND DIRECTORS

Robert H. Steers
Director and co-chairman

Martin Cohen
Director and co-chairman

Bonnie Cohen
Director

George Grossman
Director

Richard E. Kroon
Director

Richard J. Norman
Director

Frank K. Ross
Director

Willard H. Smith Jr.
Director

C. Edward Ward, Jr.
Director

Adam M. Derechin
President and chief executive officer

Joseph M. Harvey
Vice president

Richard E. Helm
Vice president

Yigal D. Jhirad
Vice president

Francis C. Poli
Secretary

James Giallanza
Treasurer and chief financial officer

Lisa D. Phelan
Chief compliance officer

KEY INFORMATION

Investment Manager

Cohen & Steers Capital Management, Inc.
280 Park Avenue
New York, NY 10017
(212) 832-3232

Fund Subadministrator and Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111

Transfer Agent

The Bank of New York Mellon
480 Washington Boulevard
Jersey City, NJ 07310
(866) 227-0757

Legal Counsel

Stroock & Stroock & Lavan, LLP
180 Maiden Lane
New York, NY 10038

New York Stock Exchange Symbol: DVM

Web site: cohenandsteers.com

This report is for shareholder information. This is not a prospectus intended for use in the purchase or sale of Fund shares. Past performance is of course no guarantee of future results and your investment may be worth more or less at the time you sell.

COHEN & STEERS

DIVIDEND MAJORS FUND

280 PARK AVENUE

NEW YORK, NY 10017

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SEMIANNUAL REPORT

JUNE 30, 2010

DVMSAR

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Included in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

	(a)	(b)	(c)	(d)
DVM	Total Number of Shares Purchased	Average Price paid per Share	Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs	Maximum Number of Shares that May Yet Be Purchased Under the Plans or Programs
1/1/10 – 1/31/10	N/A	N/A	N/A	N/A
2/1/10 – 2/28/10	N/A	N/A	N/A	N/A
3/1/10 – 3/31/10	N/A	N/A	N/A	N/A
4/1/10 – 4/30/10	N/A	N/A	N/A	N/A
5/1/10 – 5/31/10	N/A	N/A	N/A	N/A
6/1/10 – 6/30/10	37,000	10.18	37,000	N/A

Note: On December 15, 2009, the Board of Directors of the Fund approved continuation of the delegation of its authority to management to effect repurchases, pursuant to management’s discretion and subject to market conditions and investment considerations, of up to 10% of the Fund’s common shares outstanding (“Share Repurchase Program”) through the current fiscal year ending December 31, 2010.

Item 10. Submission of Matters to a Vote of Security Holders.

None.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have concluded, based upon their evaluation of the registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures provide reasonable assurance that material information required to be disclosed by the registrant in the report it files or submits on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms and that such material information is accumulated and communicated to the registrant’s management, including its principal executive officer and principal financial officer, as appropriate, in order to allow timely decisions regarding required disclosure. e controls and procedures as of a date within 90 days of the filing date of this report.

(b) There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)  Not applicable.

(a) (2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)  Not applicable.

(b) Certifications of principal executive officer and principal financial officer as required by Rule 30a- 2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

COHEN & STEERS DIVIDEND MAJORS FUND, INC.

By:	/s/ Adam M. Derechin
Name: Adam M. Derechin
Title: President and Chief Executive Officer

Date: September 3, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Adam M. Derechin
	Name:	Adam M. Derechin
	Title:	President and Chief Executive Officer
(principal executive officer)

By:	/s/ James Giallanza
	Name:	James Giallanza
	Title:	Treasurer
(principal financial officer)

Date: September 3, 2010